Exhibit 99.1

Corporate Overview Nasdaq: DATS Darin Myman, CEO Darin@DatChat.com Q1 2022

Q4 2021 This presentation has been prepared by DatChat , Inc . (the “Company”) solely for informational purposes based on its own information, as well as information from public sources . This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not propose to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and any other information provided by or on behalf of the Company . Except as otherwise indicated, this presentation speaks as of the date hereof . The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof . Certain of the information contained herein may be derived from information provided by industry sources . The Company believes that such information is accurate and that the sources from which it has been obtained are reliable . The Company cannot guarantee the accuracy of such information and has not independently verified such information . This presentation contains forward - looking statements within the meaning of the federal securities laws . These forward - looking statements reflect our current views with respect to, among other things, future events and our financial performance . These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” and “annualized” or the negative version of those words or other comparable words or phrases of a future or forward - looking nature . These forward - looking statements are not historical facts, and are based on current expectation, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control . Accordingly, we caution you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict . Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Cautionary Statements 2

Q4 2021 About DatChat 3 ▪ Currently, social media & messaging are creating new privacy & security risks for businesses, civilian & military agencies ▪ Users have a right to privacy, both in real life and on social media ▪ Proprietary cyber - security & Blockchain technology* that focuses on security risks that are created by both external and internal social media & messaging ▪ Patented encryption technology allows users and administrators to control information after it has been shared or posted ▪ Launching a Metaverse & NFT Ad Platform * DatChat’s Blockchain technology is not associated with cryptocurrency

Introducing 4

Key Benefits of the VenVuu Dynamic NFT • The “ VenVūū Dynamic Content” NFT allows you to easily get paid for ads, product placements, wearables and much more in the virtual worlds you have created • Earn Revenue from Advertising in "Your World“ Parcel or Wallet • Easy to place in "Your World" gallery or space • Lifetime Upgrades as the technology advances • No Royalties or Gas Fees

KEY BENEFITS FOR ADVERTISERS • Ads, Videos, and 3D images for product placement can be placed in one or unlimited number of Metaverse Parcels and/or wallets simultaneously • In World targeting to reach the right parcels and placements • Run Multi - Metaverse campaigns • Proprietary Analytics Engine • Reusable Campaign Manager NFT

VenVuu Dynamic NFT Sale • 5,000 OG Gen 0 " VenVuu Dynamic" Pre - Sale. Owners Earn 30% more revenue per Campaign • Lifetime Upgrades as the technology advances • No Royalties or Gas Fees • Earn Revenue form Advertising in "Your World" or Wallet • .3 ETH

About DatChat • 19,597,419 Shares of common stock outstanding as of 3/22/22 • 442,516 DATCHAT, INC. SERIES A Warrants exercisable at a price of $4.98 until 8/17/26 • No Debt • 20 employees including 13 full - time Engineers • 2 Patents issued and 1 notice of allowance • Signed Non - Binding LOI to acquire Avilla Technology, including their blockchain and messaging patent portfolio. • Nasdaq: DATS

Q4 2021 Flagship Product: Social Network+ 9 DatChat Messenger, with advanced privacy controls for users engaged in both individual and group messaging, provides its users enhanced control over their messages before and after they are sent Extensive User Ability to Limit Message Availability to Recipients ▪ Users can control the amount of views or time a message they send is available to the recipient or recipients in a group message User Control over Sent Messages ▪ Users may unilaterally delete messages off a recipient’s device ▪ Users may also unilaterally delete or “Nuke” entire conversations off a recipient’s device Anti - Screenshot Protection ▪ DatChat Messenger utilizes patent pending technology to give users who send messages the option to limit the recipient’s ability to screenshot and save the contents of the message ▪ If a recipient can take a screenshot, it comes in as a blank image, the sender is notified, and the post automatically disappears for that user Message Encryption ▪ Messages sent via DatChat Messenger are encrypted with AES256, and RSA is utilized for sending the key to open the message

Q4 2021 Innovating Blockchain for Social & Messaging Applications 10 Proprietary Technology focused on Personal Privacy, Security, Communication & Digital Rights Management ▪ Developing a Micro - Blockchain to create trusted and reliable peer - to - peer connections ▪ DatChat Micro - Blockchain ensures trust that you are connecting to the right user ▪ Ensures the security of those connections ▪ Reliability that data is delivered when and where it is supposed to be ▪ Multi - tiered encryption options ▪ Additional Micro - Blockchain uses: personal social networks, private message boards, family archive, photo sharing, document sharing

Enterprise Technology Advantages


User
Full control after hitting send, submit, or post
Messages only last as long as you allow with self-destruct mode
Prevent screenshots
Easy to use and scalable
Patented technology to allow forwarding with permission upon request
Create private & encrypted social networks
Administrator
Full control of posts and messages after being sent
Robust archiving
Ability to screenshot user content
Closed encrypted environment w/ admin permissions
Ability to adjust encryption levels for user groups
Encrypted messaging and notifications broadcasting for all users

Q4 2021 @chat 11

Management Team



Darin Myman
Chief Executive Officer

- Co-founder and has served as CEO since 2016
- Previous CEO of Wally World Media, Inc.
- Served as CEO and a member of PeopleString's Board of Directors since its inception.
- Founded, conceptualized and patented self-destruction email for Bigstring Corp.
- Has extensive executive management and board experience having served as a co-founder CEO, and board director of BigString Corporation since 2005
- Co-founder and CEO of LiveInsurance.com



Peter Shelus
Chief Technology Officer

- Co-founder and has served as CTO since 2016
- Over 10 years of ephemeral messaging and mobile video development experience
- Pioneer and thought leader in secure messaging having developed patented technology that became a cornerstone of self-destructing messaging
- Graduate of Rutgers University with honors and a degree in Computer Science



Mark Mathis
Chief Blockchain Architect

- Seasoned web2 veteran with decades of startup and institutional management and development experience.
- Mr. Mathews was a contributor with Origin Protocol and a full stack blockchain developer that has expertise in developing NFT marketplaces, wallets and public blockchains.
- Mr. Mathews holds a BS in Electrical Engineering from the University of North Carolina at Charlotte.

Q4 2021

@chat

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THANK YOU Nasdaq:DATS Darin Myman Chief Executive Officer Darin@DatChat.com